Exhibit 10.27

EXECUTION VERSION

THIRD AMENDMENT TO CREDIT AGREEMENT
THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of August 21, 2024, is by and among SMART GLOBAL HOLDINGS, INC., a Cayman Islands exempted company (the “Parent Borrower”), SMART MODULAR TECHNOLOGIES, INC., a California corporation (the “Co-Borrower” and, together with the Parent Borrower, the “Borrowers” and each a “Borrower”), the Lenders (as defined below) party hereto and CITIZENS BANK, N.A., as administrative agent (the “Agent”), and acknowledged and agreed to by the Subsidiary Loan Parties. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement (as defined below).
W I T N E S S E T H
WHEREAS, the Borrowers, the various financial institutions from time to time party thereto (the “Lenders”) and the Agent are parties to that certain Credit Agreement dated as of February 7, 2022 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);
WHEREAS, the Borrowers have requested that the Agent and the Lenders agree to make certain amendments to the Credit Agreement, and the Administrative Agent and the Lenders have agreed to such amendments, in accordance with and subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT
1.1    Amendments to Credit Agreement. The following definitions in Section 1.01 of the Credit Agreement are hereby amended so that they read, in their entirety, as follows:
“Revolving Maturity Date” means February 7, 2027; provided that in the event that an aggregate principal amount greater than $20,000,000 of Senior 2026 Notes remains outstanding on the date that is 90 days prior to the maturity date of such Senior 2026 Notes, the Revolving Maturity Date shall instead be the date which is 90 days prior to the maturity date of such Senior 2026 Notes. For the avoidance of doubt, in no event shall the Revolving Maturity Date be later than February 7, 2027.
“Term Maturity Date” means February 7, 2027; provided that in the event that an aggregate principal amount greater than $20,000,000 of Senior 2026 Notes remains outstanding on the date that is 90 days prior to the maturity date of such Senior 2026 Notes, the Term Maturity Date shall instead be the date which is 90 days prior to the maturity date of such Senior 2026 Notes. For the avoidance of doubt, in no event shall the Term Maturity Date be later than February 7, 2027.
ARTICLE II
CONDITIONS TO EFFECTIVENESS

2.1    Closing Conditions. This Amendment shall be deemed effective as of the date set forth above (the “Amendment Effective Date”) upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Agent):
(a)    Executed Amendment. The Agent shall have received a copy of this Amendment duly executed by each Borrower, the other Loan Parties, each Lender and the Agent.
(b)    Fees and Expenses. The Agent shall have received from the Borrowers all fees and reasonable and documented out-of-pocket expenses that are payable in connection with the consummation of this Amendment, and Jones Day shall have received from the Borrowers payment of all reasonable and documented fees and expenses incurred prior to the date hereof or in connection with this Amendment.
ARTICLE III
MISCELLANEOUS
3.1    Amended Terms. On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.
3.2    Representations and Warranties of Loan Parties. Each of the Loan Parties represents and warrants as follows:
(a)    Such Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
(b)    Such Loan Party has duly executed and delivered the Amendment and the Amendment constitutes such Loan Party’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(c)    No approval is required to be obtained by such Loan Party or any of its Subsidiaries in connection with the execution, delivery or performance by such Loan Party of this Amendment; except for such approvals which have been issued or obtained by such Loan Party or any of its Subsidiaries which are in full force and effect.
(d)    The representations and warranties of each Loan Party set forth in Article III of the Credit Agreement are true and correct in all material respects on the date hereof, provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided, further, that, with respect to any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language, they are true and correct in all respects (giving effect to any such qualifications) on the date of hereof or on such earlier date, as the case may be.
(e)    After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.
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3.3    Reaffirmation of Obligations. Each Loan Party acknowledges and agrees that all Loan Document Obligations constitute the valid and binding obligations of such Loan Party enforceable against such Loan Party without setoff, counterclaim, or defense, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity. Each Loan Party hereby ratifies the Credit Agreement and each other Loan Document to which it is a party, and acknowledges and reaffirms that: (y) that it is bound by all terms of the Credit Agreement and the other Loan Documents applicable to it and (z) it is responsible for the observance and full performance of its respective Loan Document Obligations.
3.4    Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.
3.5    Expenses. Each Borrower agrees to pay all reasonable and documented costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, the reasonable and documented fees and expenses of the Agent’s legal counsel).
3.6    Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.
3.7    Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Subject to Section 2 above, this Amendment shall be effective when it has been executed by the Borrowers, the other Loan Parties, the Agent and the requisite Lenders, and each party has transmitted executed signature pages by telefacsimile or in ‘PDF’ format by electronic mail.
3.8    GOVERNING LAW. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY OR DISPUTE ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CHOICE OF LAW RULES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
3.9    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
3.10    Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The consent to jurisdiction, consent to service of process and waiver of jury trial provisions set forth in Sections 9.09 and 9.10 of the Credit Agreement, respectively, are hereby incorporated by reference, mutatis mutandis.
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IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.
SMART GLOBAL HOLDINGS, INC.
By:    /s/ Anne Kuykendall
Name: Anne Kuykendall
Title: Senior Vice President and Chief Legal Officer
SMART MODULAR TECHNOLOGIES, INC.
By:    /s/ Anne Kuykendall
Name: Anne Kuykendall
Title: Vice President and Secretary

SMART GLOBAL HOLDINGS, INC.
THIRD AMENDMENT TO CREDIT AGREEMENT

ACKNOWLEDGED AND AGREED TO:
SMART MODULAR TECHNOLOGIES (DE), INC.
CREELED, INC.
SMART WIRELESS COMPUTING, INC.
PENGUIN COMPUTING, INC.
SMART HIGH RELIABILITY SOLUTIONS LLC
SMART EMBEDDED COMPUTING, INC.
EXECUTED AS A DEED FOR AND ON BEHALF OF SMART MODULAR TECHNOLOGIES (DH), INC.
By:    /s/ Anne Kuykendall
Name: Anne Kuykendall
Title: Vice President and Secretary

STRATUS TECHNOLOGIES, INC.

By:    /s/ Anne Kuykendall
Name: Anne Kuykendall
Title: Secretary and General Counsel

SMART GLOBAL HOLDINGS, INC.
THIRD AMENDMENT TO CREDIT AGREEMENT

CITIZENS BANK, N.A.,
as Agent and a Lender
By: /s/ Janet K. Lee
    Name: Janet K. Lee
    Title: Managing Director

SMART GLOBAL HOLDINGS, INC.
THIRD AMENDMENT TO CREDIT AGREEMENT

City National Bank, as a Lender
By: /s/ Karina Castillo
    Name: Karina Castillo
    Title: Vice President
SMART GLOBAL HOLDINGS, INC.
THIRD AMENDMENT TO CREDIT AGREEMENT

Fifth Third Bank, National Association, as a Lender
By: /s/ Nick Meece
    Name: Nick Meece
    Title: Principal
SMART GLOBAL HOLDINGS, INC.
THIRD AMENDMENT TO CREDIT AGREEMENT

BMO BANK N.A., successor in interest to the Bank of the West, as a Lender
By: /s/ Scott Bruni
    Name: Scott Bruni
    Title: Managing Director
SMART GLOBAL HOLDINGS, INC.
THIRD AMENDMENT TO CREDIT AGREEMENT

Cathay Bank, as a Lender
By: /s/ An Pham Jr
    Name: An Pham Jr
    Title: Senior Vice President
SMART GLOBAL HOLDINGS, INC.
THIRD AMENDMENT TO CREDIT AGREEMENT

MIZUHO BANK, LTD., as a Lender
By: /s/ Tracy Rahn
    Name: Tracy Rahn
    Title: Managing Director
SMART GLOBAL HOLDINGS, INC.
THIRD AMENDMENT TO CREDIT AGREEMENT

Comerica Bank, as a Lender
By: /s/ Cailyn Coburn
    Name: Cailyn Coburn
    Title: AVP
SMART GLOBAL HOLDINGS, INC.
THIRD AMENDMENT TO CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION, as a Lender
By: /s/ David Raczka
    Name: David Raczka
    Title: Senior Vice President
SMART GLOBAL HOLDINGS, INC.
THIRD AMENDMENT TO CREDIT AGREEMENT

CAPITAL ONE, NATIONAL ASSOCIATION as a Lender
By: /s/ Hunter Simensen
    Name: Hunter Simensen
    Title: Duly Authorized Signatory
SMART GLOBAL HOLDINGS, INC.
THIRD AMENDMENT TO CREDIT AGREEMENT

Wells Fargo Bank National Association, as a Lender
By: /s/ Daniel Sanchez
    Name: Daniel Sanchez
    Title: Senior Vice President
SMART GLOBAL HOLDINGS, INC.
THIRD AMENDMENT TO CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By: /s/ Kathryn McAndrew
    Name: Kathryn McAndrew
    Title: Vice President
SMART GLOBAL HOLDINGS, INC.
THIRD AMENDMENT TO CREDIT AGREEMENT

SANTANDER BANK, N.A., as a Lender
By: /s/ Matthew Cunningham
    Name: Matthew Cunningham
    Title: Vice President
SMART GLOBAL HOLDINGS, INC.
THIRD AMENDMENT TO CREDIT AGREEMENT

SYNOVUS BANK, as a Lender
By: /s/ Robert Haley
    Name: Robert Haley
    Title: Director
SMART GLOBAL HOLDINGS, INC.
THIRD AMENDMENT TO CREDIT AGREEMENT

THE BANK OF EAST ASIA, LIMITED, NEW YORK BRANCH, as a Lender
By: /s/ James Hua
    Name: James Hua
    Title: DGM & Head of Corporate Banking

By: /s/ Chong Tan
    Name: Chong Tan
    Title: DGM & Head of Risk Management
SMART GLOBAL HOLDINGS, INC.
THIRD AMENDMENT TO CREDIT AGREEMENT

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender
By: /s/ Moses Papadopoulos
    Name: Moses Papadopoulos
    Title: Vice President
SMART GLOBAL HOLDINGS, INC.
THIRD AMENDMENT TO CREDIT AGREEMENT

BARCLAYS BANK PLC, as a Lender
By: /s/ Craig Malloy
    Name: Craig Malloy
    Title: Director
SMART GLOBAL HOLDINGS, INC.
THIRD AMENDMENT TO CREDIT AGREEMENT

CADENCE BANK, as a Lender
By: /s/ James A. Morgan
    Name: James A. Morgan
    Title: Managing Director
SMART GLOBAL HOLDINGS, INC.
THIRD AMENDMENT TO CREDIT AGREEMENT

FIRST HORIZON BANK, as a Lender
By: /s/ Jeffrey Flagg
    Name: Jeffrey Flagg
    Title: Senior Vice President
SMART GLOBAL HOLDINGS, INC.
THIRD AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Lender
By: /s/ Spencer Hunter
    Name: Spencer Hunter
    Title: Vice President
SMART GLOBAL HOLDINGS, INC.
THIRD AMENDMENT TO CREDIT AGREEMENT

SUMITOMO MITSUI BANKING CORPORATION, as a Lender
By: /s/ Irlen Mak
    Name: Irlen Mak
    Title: Director
SMART GLOBAL HOLDINGS, INC.
THIRD AMENDMENT TO CREDIT AGREEMENT

HSBC Bank USA, N.A., as a Lender
By: /s/ Richard Barnsley
    Name: Richard Barnsley
    Title: SVP, Lead, TMT & Corporate Banker
SMART GLOBAL HOLDINGS, INC.
THIRD AMENDMENT TO CREDIT AGREEMENT

FIRST-CITIZENS BANK AND TRUST COMPANY, as a Lender
By: /s/ Devanshi Dhanuka
    Name: Devanshi Dhanuka
    Title: VP
SMART GLOBAL HOLDINGS, INC.
THIRD AMENDMENT TO CREDIT AGREEMENT

M&T Bank, as a Lender
By: /s/ Kathryn Williams
    Name: Kathryn Williams
    Title: Director
SMART GLOBAL HOLDINGS, INC.
THIRD AMENDMENT TO CREDIT AGREEMENT